SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   April 4, 2007

Guangzhou Global Telecom, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	333-130937	59-3565377
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Room 1802, North Tower, Suntec Plaza,
No. 197 Guangzhou Avenue North
Guangzhou, PRC 510075
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 (44) 1207-245-6131
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)     Previous Independent Auditors:

(i) On April 4, 2007 Randall N. Drake, CPA (“Drake”)was dismissed as the independent auditor for the Company and replaced by Jewett, Schwartz, Wolfe, and Associates as our principal independent auditors. This decision to engage Jewett, Schwartz, Wolfe, and Associates was ratified by the majority approval of our Board of Directors.

(ii) Drake’s report on the financial statements for the year ended December 31, 2005 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles but included an explanatory paragraph reflecting an uncertainty because we had yet to generate any revenue, and our shareholders funded any shortfalls in our cash flow on a day to day basis. These factors raise substantial doubt about our ability to continue as a going concern.

(iii) Our Board of Directors participated in and approved the decision to change independent accountants. Since the Company’s inception in March 29, 1999, including its review of financial statements of the quarter ending September 30, 2006 there have been no disagreements with Drake on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Drake would have caused them to make reference thereto in their report on the financial statements.

(iv) During the most recent review periods, the interim period subsequent to September 30, 2006 and through April 4, 2007, there have been no reportable events with us as set forth in Item 304(a)(i)(v) of Regulation S-K.

(v) We have requested that Drake furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)     New Independent Accountants:

(i) We engaged Jewett, Schwartz, Wolfe, and Associates, as our new independent auditors as of April 4, 2007. Prior to such date, we, did not consult with Jewett, Schwartz, Wolfe, and Associates regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Jewett, Schwartz, Wolfe, and Associates or (iii) any other matter that was the subject of a disagreement between us and our former auditor as described in Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial statements of business acquired:

None

(b)     Exhibits

NUMBER	EXHIBIT
16.1	Letter from Randall N. Drake, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

            Guangzhou Global Telecom, Inc.

            By: /s/ Li Yankuan
            Li Yankuan
             President

Dated: April 4, 2007